LOAN AND SECURITY AGREEMENT

CAMBEX CORPORATION of 360 Second Avenue, Waltham, Massachusetts 02451 (herein called the "Borrower") hereby applies to BA Associates, Inc. of 9 Webster Circle, Sudbury, MA 01776 (herein called "Lender") for a loan which will be Borrower's Senior Indebtedness, and in consideration of Lender extending the same, agrees with Lender as follows:

SECTION 1. DEFINITIONS.  As herein used:

1.1	"Obligations" means any and all obligations of the
Borrower to Lender of every kind and description,
direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or here after arising, arising under this Agreement or as a
result of the making of loans hereunder.
1.2	"Accounts" means all "accounts", as such term is
defined in Section 9-106 of the UCC, now or hereafter
owned by the Borrower, and also means and includes any
right of the Borrower to payment for goods, sold or
lease or for services rendered that the Borrower may
now have or hereafter acquire whether or not such
right has been earned by performance, including
(without limitation) all accounts, accounts
receivable, book debts, instruments and chattel paper,
leases, notes, drafts, acceptances, payments under
leases of Inventory or Equipment or sale of Inventory
or Equipment and other forms of obligations now or
hereafter received by or belonging or owing to the
Borrower for goods sold or leased and/or services
rendered, all guaranties and security therefor, all
goods giving rise thereto and all rights pertaining to
such goods including (without limitation) the rights
of a seller under the UCC to reclaim such goods
including or stop them in transit, and all of the
Borrower's rights in, to and under all purchase
orders, instruments and other documents now or
hereafter delivered by or to it evidencing obligations
for and representing payment for goods sold or leased
and/or services rendered, and all monies due or to
become due to the Borrower under all contracts for the
sale or lease of goods and/or the performance of
services, now in existence or hereafter arising,
including (without limitation) the right to receive
the Proceeds of such purchase orders and contracts.
1.3	"Collateral" means all of the borrower's tangible and
intangible personal property and fixtures, now owned
or hereafter acquired, including without limitation
(a) all Accounts, Instruments and Documents, and
General Intangibles in which the Borrower now or
hereafter has any right, title or interest, including
(without limitation) (i) all moneys, residues and
property of any kind due and to become due under any
contract or in any depository account, (ii) any
damages arising out of or for breach or default in
respect of any such Accounts, Instruments and
Documents, or General Intangibles and (iii) all other
amounts from time to time paid or payable under or in connection therewith (b) all equipment now owned or hereafter acquired; (c) all inventory now owned or
hereafter acquired; (d) all farm products as that term
is defined in Section 9-109(3) of the UCC; and (e) to
the extent not otherwise included, all accessions to
and additions, to, substitutions for, and
replacements, Proceeds and products of any and all of
the foregoing.
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1.4	"Equipment" means all "equipment", as such term is
defined in Section 9-109(2) of the UCC, now or
hereafter owned by the Borrower, and also means and
includes all personal property constituting machinery, equipment, plant, furnishings, fixtures, and other fixed assets now owned or hereafter acquired by the
Borrower, including (without limitation) all items of machinery and equipment of any kind, nature and description, as well as trucks and vehicles of every description, trailers, handling and delivery equipment and office furniture, and all additions to,
substitutions for, replacements of or accessions to
any of the foregoing items and all attachments,
components, parts (including spare parts) and
accessories, whether installed thereon or affixed
thereto, and all fuel for any thereof.
1.5	"General Intangibles" means all "general intangibles",
as such term is defined in Section 9-106 of the UCC,
and all intangible personal property not included in
Accounts, or in Instruments and Documents, now or
hereafter owned or acquired by the Borrower, and also
means and includes all right, title and interest of
the Borrower now or hereafter owned or acquired in intellectual property, patents, paten applications, goodwill, trademarks, trademark applications, trade
names, service marks, copyrights, permits, licenses,
federal, state, or local tax refunds, claims under
insurance policies (whether or not Proceeds), other
rights (if any) to payment, rights of set off, chooses
in action, rights under judgements, computer programs
and software, customer lists, and all contracts and
agreements to, or of which Borrower is a party or
beneficiary, and all leasehold interests of Borrower
in real estate to the extent considered personal
property under applicable law.
1.6	"Instruments and Documents" means all "instruments,"
"documents", "deposit accounts," and "chattel paper,"
as defined in Section 9-105 of the UCC, all
securities, and includes (without limitation) all
warehouse receipts and other documents of title,
policies and certificates of insurance, checking,
savings, and other bank accounts, certificates of
deposit, checks, notes and drafts, now or hereafter
acquired, to the extent not included in Accounts.
1.7	"Inventory" means all "inventory", as such term is
defined in Section 9-109(4) of the UCC, now owned or
hereafter acquired by the Borrower, and also means and includes all inventory, wherever located, now owned or hereafter acquired by the Borrower, or in which the
Borrower now has or hereafter may acquire any right,
title, or interest, including (without limitation) all consigned goods and all goods and other personal property now or hereafter owned by the Borrower that
are held for sale or lease or are furnished or are to
be furnished under a contract of service or that
constitute raw materials, work in process or materials
used or consumed or to be used or consumed in the
Borrower's business, or in the processing, packaging
or shipping of the same, and all finished goods.
1.8	"Proceeds" has the meaning given such term under the
UCC and, in any event, includes (but is not limited
to) (a) any and all proceeds of any insurance,
indemnity, warranty or guaranty payable from time to
time with respect to any of the Collateral, (b) any
and all payments (in any form whatsoever) made or due
and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (c) whatever is
received upon any collection, exchange, sale, lease or
other disposition of any of the Collateral and any
property into which any of the Collateral is
converted, whether cash or non-cash proceeds, and (d)
any and all other products of, or any rents, profits
or other amounts from time to time paid or payable
under, or in connection with, any of the Collateral.
1.9	"UCC" means the Uniform Commercial Code as it may from
time to time be in effect in the Commonwealth of
Massachusetts or any other applicable jurisdiction.
1.10	"Loan Account" means the account on the books of
Lender in which will be recorded appropriate debits
and credits as provided by this Agreement.
1.11	"Insolvency" of the Borrower or any other person means
that there shall have occurred with respect to that
person one or more of the following events: death, dissolution, termination of existence, business failure, appointment of a receiver of any material
part of the property of, execution of a trust mortgage
or an assignment for the benefit of creditors by, the
filing of a petition in bankruptcy or the commencement
of  any proceedings under any bankruptcy or insolvency
laws, or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension by such person, or if filed
against such person the pendency thereof without
dismissal for a period of sixty days.
1.12	"Senior Indebtedness" means any loans, advances or
other provisions of credit which Lender makes to Borrower, as the "Senior Indebtedness" term is defined in the Cambex corporation 10% Subordinated Promissory Convertible Note due April 30, 2003.

SECTION 2. BORROWER'S REPRESENTATIONS, WARRANTIES AND COVENANTS. The Borrower represents, warrants and covenants as follows:
2.1	The Borrower is a corporation duly organized and
validly existing under the laws of the Commonwealth of Massachusetts and is duly qualified in every other state in which it is doing business.
2.2	The execution, delivery and performance of this
Agreement are within the Borrower's corporate powers,
have been duly authorized, are not in contravention of
law or the terms of its charter, by-laws or other incorporation papers or of any indenture, Agreement or undertaking to which it is a party or by which it is bound.
2.3	The Borrower is, and as to Inventory to be acquired
after the date hereof shall be, the owner of all of
its Inventory, shall not create or suffer to exist any
lien or encumbrance on or security interest in
Inventory and shall not sell, assign, transfer
or create or suffer to exist any lien or encumbrance
on or security interest in any Accounts or contract
right to or in favor of any person other than Lender.
2.4	The Borrower shall give Lender written notice of each
office of the Borrower at which records of the
Borrower pertaining to Accounts and contract rights
are kept.  Except as such notice is given, all records
of the Borrower pertaining to Accounts and contract
rights are and shall be kept at the Borrower's address
as it appears at the beginning of this Agreement.
2.5	Subject to any limitations stated therein or in
connection therewith, all balance sheets, earnings
statements and other financial data which have been or
may hereafter be furnished to Lender to induce it to
enter into this Agreement or otherwise in connection
herewith do or shall fairly represent the financial
condition of the Borrower as of the dates and the
results of its operations for the periods for which
the same are furnished, and all other information,
reports and other papers and data furnished to Lender
are or shall be at the time the same are so furnished accurate and correct in all material respects and complete insofar as completeness may be necessary to
give Lender true and accurate knowledge of the subject
matter.
2.6	The Borrower will pay or cause to be paid any excise,
sales or other tax or charge which may become due and
payable with respect to any sale or other transaction
giving rise to Accounts or other right to the payment
of money, or with respect to the collection thereof,
and shall reimburse Lender for any payment by it of
any such tax or charge.
2.7	The Borrower will not dispose of any of its assets
except in the ordinary course of business, it being recognized in this respect that the Borrower in the ordinary course from time to time sells assets below cost or book value, as the case may be.

SECTION 3.  LOANS.  BORROWER'S LOAN ACCOUNT.
3.1	The Borrower requested and Lender hereby agrees to
make a loan to Borrower from time to time as required
by Borrower of up to a maximum of Four Hundred
Thousand Dollars ($400,000) being outstanding at any
one time and enter that amount as debits in the Loan
Account.  Lender shall also record in the Loan Account
all payments made by the Borrower on account of
indebtedness evidenced by the Loan Account and all
proceeds of Collateral which are finally paid to
Lender at its office in cash or solvent credits, and
may record therein, in accordance with customary
accounting practice, other debits and credits,
including all charges and expenses properly chargeable
to the Borrower, and any other Obligation.  The debit
balance of the Loan Account shall reflect the amount
of the Borrower's indebtedness to Lender from time to
time by reason of loans and other appropriate charges
hereunder.  At least once each month Lender shall
render a statement of account showing as of its date
the debit balance of the Loan Account which, unless
within thirty days of such date notice to the contrary
is received by Lender from the Borrower, shall be
considered correct and accepted by and conclusively
binding upon the Borrower.
3.2	All the proceeds of Accounts outstanding on, or
arising in the ordinary course of business after
November 9, 1998 shall be applied to reduce the debit
balance of the Loan Account as follows:
The Borrower shall pay 100% (one hundred percent) of
all collections from Accounts to Lender not less
frequently than each week until the outstanding loan
amount plus related accrued interest is fully paid.
3.3	The Borrower shall furnish to Lender information
adequate to identify Accounts at times and in form and substance as may be requested by Lender. The Borrower shall also, if Lender so requests, accompany such information with assignments of Accounts in form and substance satisfactory to Lender which assignments shall give Lender full power to collect, compromise or otherwise deal with the assigned Accounts as the sole owner thereof.

SECTION 4.  RETURNS, DISPUTES AND ADJUSTMENTS OF ACCOUNTS.
The Borrower shall immediately notify Lender of each of the following events: rejection, return, repossession or loss of any goods, giving rise to any Account; damage to any such goods, to the extent known to the Borrower; any request by an account debtor for credit or adjustment of an Account(s); any adjustment by the Borrower of the amount owing on Accounts; any merchandise or other dispute; any other event affecting Accounts or the value or amount thereof.

SECTION 5.  PROMISES TO PAY,  The Borrower promises to pay
to Lender:
5.1	Upon demand, the current amount of the debit balance
of the Loan Account, provided, however, that Lender
will not, except upon the occurrence of an Event of
Default (as defined in Section 9 hereof), demand
payment of such debit balance.
5.2	Upon demand, interest on the daily debit balance in
the Loan Account at a rate per annum which at all
times shall be at a 12% annual rate.
5.3	Upon demand, any and all charges customarily made by
Lender.
5.4	Upon demand, all taxes, charges and expenses of every
kind or description, including attorney's fees and expenses of litigation, reasonably incurred or expended by Lender in connection with or in any way related to Lender's relationship with Borrower, whether hereunder or otherwise, including without limitation those incurred or expended in condition with the preparation of this Agreement or any amendment hereof, the making of any loans hereunder, the collection or sale or attempted collection or sale of Accounts or Obligations, the supervision, protection and collection of and realization upon any Collateral, and the protection or enforcement of Lender's rights hereunder. The Borrower authorizes Lender to charge the interest, charges, taxes and expenses provided for in Sections 5.2 through 5.4 to the Loan Account.

SECTION 6.  INSPECTION OF RECORDS; FURTHER ASSURANCES.  The
Borrower shall at all reasonable times and from time to time allow Lender by or through any of its officers, agents, attorneys or accountants to examine, inspect or make extracts from the Borrower's books and records, and those of any related company, and to arrange for verification of Accounts, under reasonable procedures, directly with account debtors or by other methods; shall furnish to the Bank upon request all notes or other papers evidencing any accounts and any guaranty, securities or other documents or information relating thereto; and shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Lender may require more completely to vest in and assure to Lender its rights hereunder o in any Collateral and to carry into effect the provisions and intent of this Agreement.

SECTIONS 7. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due of all the Obligations and in order to induce the Lender to accept the Note and make loans, the Borrower hereby pledges to Lender, and hereby grants to the Lender a first priority security interest in, all of the Borrower's right, title and interest in, to and under the Collateral.

SECTION 8.  COLLECTION OF ACCOUNTS AND NOTES RECEIVABLE.
Until Lender requests that debtors on Accounts and notes receivable of the Borrower be notified of Lender's security interest, the Borrower shall continue to collect them.
Until the making of such a request and while any loan is still outstanding from Lender, the Borrower shall hold 100%
(one hundred percent) of the proceeds received from collection as trustee for Lender without commingling the same with other funds of the Borrower and shall turn the same over to Lender or to such bank as may be approved by Lender not less frequently than each week following the week such funds are received. The Borrower shall, at the request of Lender notify the debtor under any Accounts or note receivable of the security interest of Lender therein and that payment thereof is to be made directly to Lender and Lender may itself, at any time, without notice to or demand upon the Borrower, so notify such debtor. The making of such a request or the giving of such notification shall not affect the duties of the Borrower described above with respect to proceeds of collection of Accounts and notes receivable received by the Borrower. Lender shall credit the proceeds of collection of Accounts and notes receivable received by Lender to the Loan Account, such credits to be entered as of the third business day after receipt thereof by Lender. Such credits shall be conditional upon final payment in cash or solvent credits of the items giving rise to them. If any item is not so paid, Lender in its discretion, whether or not the item is returned, may either reverse any credit given for the item or charge it to any deposit account maintained by the Borrower with Lender.

SECTION 9. EVENTS OF DEFAULT. ACCELERATION. Any or all of the Obligations of the Borrower to Lender shall at the option of Lender and notwithstanding the provisions of any instrument evidencing an Obligation, be immediately due and payable without notice or demand upon the occurrence of any of the following Events of Default: (a) default in the payment or performance, when due or payable, of any

Obligation by the Borrower or by any endorser, guarantor or surety for any Obligation; (b) except with respect to taxes presently due and payable or overdue, the failure of the Borrower to pay when due any tax not being contested in good faith or any premium on any life insurance policy assigned to Lender as Collateral; (c) the making by the Borrower of any misrepresentation to Lender for the purpose of obtaining credit or an extension of credit; (d) failure of the Borrower after request by Lender to furnish financial information or to permit the inspection of books or records; (e) any levy or attachment is made on any of the Borrower's assets in which Lender has a security interest for a claim in excess of $50,000; (f) the calling of a meeting of creditors, appointment of a committee of creditors or liquidating agents, or offering of a composition or extension to creditors by, for or of the Borrower, provided, however, that no such event shall constitute an Event of Default if it arises out of any attempt by the Borrower to deal with its indebtedness existing on the date hereof; (g) Insolvency of the Borrower; (h) after November 9, 1998 the occurrence of any material adverse change in the condition of affairs
(financial or otherwise) of the Borrower; (i) the Borrower ceases normal business operations for five consecutive business days; or (j) the Borrower shall sell or otherwise dispose of assets out of the ordinary course of business without having obtained the prior written approval of Lender as to the apportionment of proceeds therefrom to repayment of the Borrower's Obligations and to its working capital needs.

SECTION 10.  DISPOSITION OF COLLATERAL.
10.1	All goods which have given rise to Accounts (including
without limitation Accounts Receivable arising from
Lease), which are returned to or repossessed by the
Borrower, shall be set aside and marked as property of
Lender.  Lender may without notice or demand enter
upon any premises where such goods are and take
immediate possession thereof and remove the same with
or without process of law.  If within ten business
days after Lender receives written notice from the
Borrower of the issuance or intended issuance of a
credit with respect to returned or repossessed goods,
Lender fails to advise the Borrower of action Lender
proposes to take with respect to the goods, Lender
shall be deemed to release all of its right, title and
interest therein.  Thereafter the Borrower may treat
such goods as its own discharged of any security or
other interest of Lender.
10.2	Upon the occurrence of any Event of Default and at any
time thereafter (such default not having been cured),
Lender shall have the right to take immediate
possession of the Collateral, and for that purpose
Lender may, so far as the Borrower can give authority
therefor, enter upon any premise on which Collateral
may be situated and remove the same therefrom.  The
Borrower waives demand and notice with respect to and
assents to any repossession of Collateral.  Except for
Collateral which is perishable or threatens to decline
speedily in value or which is of a type customarily
sold on a recognized market, Lender shall give to the
Borrower at least five days' prior written notice of
the time and place of any public sale of Collateral or
of the time after which any private sale or any other
intended disposition is to be made, Lender shall also
have in any jurisdiction where enforcement hereof is
sought, in addition to all other rights and remedies,
the rights and remedies of a secured party under the
Uniform Commercial Code
of Massachusetts.  The residue of any proceeds of
collection or sale, after satisfying all Obligations
in such order of preferences as Lender may determine
and making proper allowance for interest on
Obligations not then due, shall be credited to any
deposit account maintained by the Borrower with
Lender.  The Borrower shall remain liable for any
deficiency.
10.3	Lender may at any time in its discretion transfer any
securities or other property constituting Collateral into its own name or that of its nominee and receive the income thereon and hold the same as security for Obligations or apply it on principal or interest due on Obligations. Insofar as Collateral shall consist of Accounts, contract rights, other claims any rights to the payment of money, insurance policies, instruments, chattel paper, chooses in action or the like, Lender may, without notice to or demand on the Borrower, demand, collect, receipt for, settle, compromise, adjust, use, sue for, foreclose or realize upon Collateral as Lender may determine, whether or not Obligations or Collateral are then due and for the purpose of realizing Lender rights therein, Lender may receive, open and dispose of mail addressed to Borrower and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any form of Collateral on behalf of an in the name of the Borrower. The powers conferred on Lender by this Section are solely to protect the interest of the Lender and shall not impose any duties on Lender to exercise any powers.

SECTION 11.  WARRANTS.  In consideration for Lender
providing loans referred to in Section 3.1, entering into this Loan and Security Agreement, and for payment of $0.01 per share of Common Stock into which this Warrant is exercisable, Borrower agrees to issue to Lender a Warrant for the purchase of two shares of Common Stock of Cambex
Corporation for each dollar loaned to Borrower by Lender under this Agreement. The exercise price of the Warrants is $0.21 per share.

SECTION 12. WAIVERS. The Borrower waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received, delivered or repossessed or other action taken in reliance hereon, and all other demands and notices of any description. With respect to both Obligations and Collateral, the Borrower assents to any extension of postponement of the time of payment other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such a manner and at such tie or times as Lender may deem advisable. Lender may exercise its rights with respect to Collateral without resorting or regard to other Collateral or sources of reimbursement for Obligations. Lender shall not be deemed to have waived any of its rights upon or under Obligations or Collateral unless such waiver be in writing and signed by Lender. No delay or omission on the part of Lender in exercising any other right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Lender on Obligations or Collateral, whether evidenced hereby or by any other instrument or papers shall be cumulative and may be exercised separately or concurrently.
SECTION 13.  GENERAL.  If at any time or times by
assignment or otherwise Lender transfers any Obligation and Collateral therefor, such transfer shall carry with it
Lender's powers and rights under this Agreement with respect to the Obligation and Collateral transferred and the transferee shall become vested with said powers and rights whether or not they are specifically referred to in the transfer. Either the Borrower or Lender may terminate this Agreement at any time upon written notice to the other party of such termination, provided, however, that such termination shall in no way affect any transactions entered into or rights created or obligations incurred prior to the receipt of such notice by the other party, as to which transactions, rights and obligations this Agreement shall be fully operative until the same are fully disposed of, concluded or liquidated. Prior to such termination, this shall be a continuing Agreement in every respect. This
Agreement shall be effective as a sealed instrument when it is received at the head office of Lender in Massachusetts, and it and all rights and obligations under it, including matters of construction, validity and performance, shall be governed by the laws of the Commonwealth of Massachusetts.
The provisions of this Agreement are severable, and if any of these provisions shall be held by and court of competent jurisdiction to be unenforceable, such holding shall not affect or impair any other provision hereof.

CAMBEX CORPORATION				BA Associates

By:	/s/ Joseph F. Kruy		By:	/s/ Bruce D. Rozelle
Title:	President			Title:	 President

Date:	   11/9/98		Date:	   11/9/98

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
This is the first amendment of the Loan and Security
Agreement dated November 9, 1998 between Cambex Corporation
of 360 Second Avenue, Waltham, Massachusetts 02451
("Borrower") and BA Associates, Inc. of 9 Webster Circle,
Sudbury, MA  01776 ("Lender").
Section 3.1 as written in the Agreement is deleted and
replaced with the following:
3.1	The Borrower requested and Lender hereby agrees
to make a Loan to Borrower from time to time as required by Borrower of up to a maximum of Five
Hundred Thousand Dollars ($500,000) being outstanding at any one time and enter the amount as debits in the Loan Account. Lender shall also record in the Loan
Account all payments made by the Borrower on account of indebtedness evidenced by the Loan Account and all proceeds of Collateral which are finally paid to Lender at its office in cash or solvent credits, and may record therein, in accordance with customary accounting practice, other debits and credits, including all charges and expenses properly chargeable to the Borrower, and any other Obligation. The debit balance of the Loan Account shall reflect the amount of the Borrower's indebtedness to Lender from time to time by reason of loans and other appropriate charges hereunder. At least once each month Lender shall render a statement of account showing as of its date the debit balance of the Loan Account which, unless within thirty days of such date notice to the contrary is received by Lender from the Borrower, shall be considered correct and accepted by and conclusively binding upon the Borrower.

Agreed to and accepted by:
CAMBEX CORPORATION				BA Associates

By:	/s/ Joseph F. Kruy		By:	/s/ Bruce D. Rozelle
Title:	/s/ President			Title:	/s/ President
Date:	  3/15/99				Date:	   3/15/99

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
This is the second amendment of the Loan and Security
Agreement dated November 9, 1998 between Cambex Corporation
of 360 Second Avenue, Waltham, Massachusetts 02451
("Borrower") and BA Associates, Inc. of 9 Webster Circle,
Sudbury, MA  01776 ("Lender").
Section 3.1 as written in the Agreement is deleted and
replaced with the following:
3.1	The Borrower requested and Lender hereby agrees
to make a loan to Borrower from time to time as required by Borrower of up to a maximum of Six Hundred and Fifty Thousand Dollars ($650,000) being outstanding at any one time and enter the amount as debits in the Loan Account. Lender shall also record in the Loan Account all payments made by the Borrower on account of indebtedness evidenced by the Loan
Account and all proceeds of Collateral which are finally paid to Lender at its office in cash or solvent credits, and may record therein, in accordance with customary accounting practice, other debits and credits, including all charges and expenses properly chargeable to the Borrower, and any other Obligation.
The debit balance of the Loan Account shall reflect the amount of the Borrower's indebtedness to Lender from time to time by reason of loans and other appropriate charges hereunder. At least once each month Lender shall render a statement of account showing as of its date the debit balance of the Loan
Account which, unless within thirty days of such date notice to the contrary is received by Lender from the Borrower, shall be considered correct and accepted by and conclusively binding upon the Borrower.

Agreed to and accepted by:
CAMBEX CORPORATION				BA Associates

By:	/s/ Joseph F. Kruy		By:	/s/ Bruce D. Rozelle

Title:	President			Title:	 President

Date:	  6/1/99			Date:	   6/1/99

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
This is the fourth amendment of the Loan and Security
Agreement dated November 9, 1988 between Cambex Corporation
of 360 Second Avenue, Waltham, Massachusetts 02451
("Borrower") and BA Associates, Inc. of 9 Webster Circle,
Sudbury, MA  01776 ("Lender").
Section 3.1 as written in the Agreement is deleted and
replaced with the following:
3.1	The Borrower requested and Lender hereby agrees
to make a loan to Borrower from time to time as
required by Borrower of up to a maximum of One Million
Dollars ($1,000,000) being outstanding at any one time
and enter the amount as debits in the Loan Account.
Lender shall also record in the Loan Account all
payments made by the Borrower on account of
indebtedness evidenced by the Loan Account and all
proceeds of Collateral which are finally paid to
Lender at its office in cash or solvent credits, and
may record therein, in accordance with customary
accounting practice, other debits and credits,
including all charges and expenses properly chargeable
to the Borrower, and any other Obligation.  The debit
balance of the Loan Account shall reflect the amount
of the Borrower's indebtedness to Lender from time to
time by reason of loans and other appropriate charges
hereunder.  At least once each month Lender shall
render a statement of account showing as of its date
the debit balance of the Loan Account which, unless
within thirty days of such date notice to the contrary
is received by Lender from the Borrower, shall be
considered correct and accepted by and conclusively
binding upon the Borrower.
In consideration for increasing the amount of available
funds that Cambex Corporation ("Borrower") may borrow,
Borrower agrees to issue to BA Associates ("Lender") a
Warrant for the purchase of 350,000 (Three Hundred and
Fifty Thousand) shares of Cambex Corporation Common Stock.
The exercise price of the Warrant is $1.25 (one dollar and
twenty-five cents) per share.
Agreed to and accepted by:
Cambex Corporation					BA Associates

By:	/s/ Joseph F. Kruy			By:/s/ Bruce D. Rozelle

Title:	President				Title:President

Date:	  11/9/00				Date:  11/9/00